UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (date of earliest event reported): February 19, 2015

PARAGON OFFSHORE plc
(Exact name of Registrant as specified in its charter)

England and Wales	001-36465	98-1146017
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)
3151 Briarpark Drive, Suite 700 Houston, Texas		77042 (Zip code)
(Address of principal executive offices)

Registrant’s telephone number, including area code: +44 20 330 2300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Executive Officer Compensation
2015 Short Term Incentive Plan
On February 19, 2015, the compensation committee (the “Compensation Committee”) of the board of directors of Paragon Offshore plc (the “Company”) approved the Company’s Executive Bonus Plan (the “2015 STIP”). The 2015 STIP gives participants, including the Company’s executive officers, the opportunity to earn annual cash bonuses in relation to specified target award levels defined as a percentage of their base salaries. The purpose of the 2015 STIP is to tie annual cash bonuses directly to specific annual financial and operating goals, accomplishment of team and individual objectives, and other key accomplishments.
The components of the 2015 STIP are as follows:

◦
Financial Performance: 35% based on the Company’s earnings before the deduction of interest, taxes, depreciation and amortization (“EBITDA”) relative to an EBITDA target set by the Compensation Committee for the 2015 fiscal year;

◦
Safety Performance: 25% based on the Company’s safety performance for the 2015 fiscal year (as measured by the Company’s Total Recordable Incident Rate (“TRIR”), as defined by the International Association of Drilling Contractors) relative to a TRIR target set by the Compensation Committee;

◦	Strategic Performance: 20% based on management’s execution of specific and pre-established Company strategic goals set by the Compensation Committee for the 2015 fiscal year; and

◦	Individual Performance: 20% based on the individual’s personal achievement.

The foregoing description of the 2015 STIP is a summary and is qualified in its entirety by reference to the full text of the 2015 STIP, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference into this Item 5.02.
Form of Time Vested Restricted Stock Unit Award
On February 19, 2015, the Compensation Committee approved a new form of award agreement (“2015 TVRSU Award Agreement”) with respect to time vested restricted stock units (“TVRSUs”) granted to executive officers pursuant to the Company’s 2014 Employee Omnibus Incentive Plan (the “Employee Plan”). The terms and conditions of the 2015 TVRSU Award Agreement are materially similar to those terms and conditions set forth in the form of award agreement with respect to TVRSUs adopted by the Compensation Committee in 2014, with the exception that (i) dividends on TVRSUs will be accrued and only paid when, and to the extent, such awards vest and (ii) each TVRSU may, at the discretion of the Compensation Committee, be settled in cash in the amount of the fair market value of a share of the Company’s ordinary shares on the applicable vesting date.
Pursuant to the terms and conditions of the 2015 TVRSU Award Agreement, each TVRSU will entitle the recipient to one (1) ordinary share of the Company (or an equivalent cash amount) upon vesting and will vest in three equal annual installments beginning on the first anniversary of the grant date. Each TVRSU will vest so long as such executive officer is employed by the Company or its affiliates at such time, unless vesting is otherwise accelerated or continues pursuant to the terms of the Employee Plan or the 2015 TVRSU Award Agreement.

The foregoing description of the 2015 TVRSU Award Agreement is a summary and is qualified in its entirety by reference to the full text of the 2015 TVRSU Award Agreement, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated by reference into this Item 5.02.
Form of Performance Vested Restricted Stock Unit Award
On February 19, 2015, the Compensation Committee approved a new form of award agreement (“2015 PVRSU Award Agreement”) with respect to performance vested restricted stock units (“PVRSUs”) granted to executive officers pursuant to the Employee Plan. PVRSUs granted pursuant to the 2015 PVRSU Award Agreement will cliff vest at the end of a three year period and will be earned if the Company’s total shareholder return (“TSR”) for the three year period meets certain performance levels relative to the Company’s peer group set by the Compensation Committee, as defined below (the “Performance Peer Group”). Each PVRSU will entitle the recipient to one (1) ordinary share of the Company (or an equivalent cash amount) upon vesting. Dividends on PVRSUs will be accrued and only paid when, and to the extent, such awards vest. To determine the number of PVRSUs that will be earned, the Company will compute the percentile rank of TSR for our shares as compared to the TSR of the companies in the Performance Peer Group at the time of vesting. The performance thresholds in the below table are applicable to the PVRSUs granted pursuant to the 2015 PVRSU Award Agreement, which will vest on December 31, 2017 (the “Performance Period”), as a percentage of the target award.

TSR[1,2]	Percentage of PVRSUs Earned[2]
100%	200%
50%	100%
25%	25%
Less than 25%	0%

(1)	Percentile ranking of the Company’s TSR as compared to the Performance Peer Group for the three year period ending on December 31, 2017.

(2)
Values between those listed are interpolated on a linear basis. Each percentage represents a percentage of the target number of PVRSUs earned for the applicable TSR achieved by the Company during the Performance Period.

For purposes of measuring PVRSU performance pursuant to the 2015 PVRSU Award Agreement, the Performance Peer Group consists of the below companies.

Performance Peer Group	Atwood Oceanics Diamond Offshore Drilling Inc. Ensco plc Hercules Offshore Inc. Noble Corporation plc	Pacific Drilling SA Rowan Companies plc Seadrill Ltd. Transocean Ltd. Vantage Drilling Company
The foregoing description of the 2015 PVRSU Award Agreement is a summary and is qualified in its entirety by reference to the full text of the 2015 PVRSU Award Agreement, which is filed as Exhibit 10.3 to this Current Report on Form 8-K and incorporated by reference into this Item 5.02.

Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits.

EXHIBIT NUMBER		DESCRIPTION
10.1	—	Paragon Offshore Executive Bonus Plan
10.2	—	Form of Time Vested Restricted Stock Unit Award Agreement
10.3	—	Form of Performance Vested Restricted Stock Unit Award Agreement

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Paragon Offshore plc, a public limited company incorporated under the laws of England and Wales

Date: February 25, 2015	By:	/s/ Todd D. Strickler
	Name:	Todd D. Strickler
	Title:	Vice President, General Counsel and Corporate Secretary

INDEX TO EXHIBITS

EXHIBIT NUMBER		DESCRIPTION

10.1	—	Paragon Offshore Executive Bonus Plan
10.2	—	Form of Time Vested Restricted Stock Unit Award Agreement
10.3	—	Form of Performance Vested Restricted Stock Unit Award Agreement

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